SOUND SHORE FUND, INC.

                                SOUND SHORE FUND

                        Supplement Dated February 3, 1998
                         to Prospectus Dated May 1, 1997

THE FOLLOWING REPLACES THE SIMILAR INFORMATION UNDER THE CAPTION "TRANSFER AGENT" ON PAGE 8:

TRANSFER AGENT
Forum Shareholder Services, LLC (the "Transfer Agent"), Two Portland Square, Portland, Maine 04101, a registered transfer agent, acts as the Fund's transfer agent and dividend disbursing agent. The Transfer Agent maintains an account for each shareholder of the Fund (unless such accounts are maintained by sub transfer agents or processing agents) and performs other transfer agency and related functions.

The Transfer Agent is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may or may not be its affiliates, who agree to comply with the terms of the Transfer Agent's agreement with the Fund. The Transfer Agent may pay those agents for their services, but no such payment will increase the Transfer Agent's compensation from the Fund. The Transfer Agent provides transfer agency services for the Fund for a fee equal to 0.10% of the annual average daily net assets of the Fund.

Under a Fund Accounting Agreement, Forum Accounting Services, LLC, an affiliate of the Transfer Agent, the Distributor and the Administrator, performs portfolio accounting services for the Fund for a fee equal to $60,000 per year.

THE FOLLOWING PARAGRAPH IS ADDED UNDER THE CAPTION "PURCHASING THROUGH YOUR BROKER-DEALER" ON PAGE 9:

PURCHASING THROUGH YOUR BROKER-DEALER
The Fund has authorized various brokers to accept on its behalf purchase and redemption orders. These brokers may designate other intermediaries to accept purchase and redemption orders. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or its authorized designee, accepts the order. An order placed through an authorized broker or its designee will be executed at the Fund's NAV next computed after it is accepted by the broker or its designee.